                           SCHEDULE 14A INFORMATION
                                 (RULE 14-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED BY
                                                RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[x]  Definitive Additional Materials

[x]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          RENTAL SERVICE CORPORATION
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

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[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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[RENTAL SERVICE CORPORATION LOGO]

                      IMPORTANT SHAREHOLDER COMMUNICATION


     The enclosed Consent Revocation materials are being sent to you on behalf of Rental Service Corporation.

     Rental Service Corporation asks that you please take the time today to show your support for the Board by executing the enclosed WHITE revocation card. We encourage you to execute a WHITE revocation card even if you have not previously voted or given your consent.

     Remember: You may not vote to revoke your consent by phone since this is a proxy contest. Please sign, date and mail the enclosed WHITE revocation card today.



                            YOUR VOTE IS IMPORTANT!



     If you have any questions, please call MacKenzie Partners, Inc. who is assisting Rental Service Corporation in this matter.



                        [MACKENZIE PARTNERS, INC. LOGO]

                                156 Fifth Avenue
                            New York, New York 10010



        You may call 800-322-2885 (toll-free) or 212-929-5500 (collect)